ROYAL PRECISION, INC.

                                STOCK OPTION PLAN

                                   ----------

                                 OCTOBER 5, 1997

            (RESTATED TO REFLECT AMENDMENTS ADOPTED NOVEMBER 30, 1999
                             AND SEPTEMBER 26, 2000)

                                   ----------

                                    PREAMBLE:

     1. Royal Precision, Inc. a Delaware corporation (the "COMPANY"), by means of this Stock Option Plan (the "PLAN"), desires to attract and retain capable employees, officers, directors and consultants and to provide them with long term incentives to continue their services to the Company, to maximize the value of the Company to its stockholders and to acquire a continuing ownership interest in the Company.

     2. The Company has determined that the foregoing objectives will be promoted by granting Options (as hereinafter defined) under this Plan to certain employees, officers, directors and consultants of the Company and of its Parent and Subsidiaries, if any, pursuant to this Plan.

                                     TERMS:

ARTICLE 1. DEFINITIONS.

     Section 1.1. GENERAL. Certain words and phrases used in this Plan shall have the meanings given to them below in this section:

     "BOARD OF DIRECTORS" means the board of directors of the Company.

     "CODE" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter amended.

     "COMMITTEE" means the Board of Directors or a committee of the Board of Directors that administers the Plan under Section 2.1 below.

     "COMMON STOCK" means the common stock with a par value of one mil ($0.001) per share, of the Company.

     "CONSULTANT" means any person who provides services to any Employer (other than as an Employee or a Director or in connection with the offer or sale of securities of the Employer in a capital raising transaction) and who is a consultant or an adviser to the Employer within the meaning of General Instruction A.1. to Form S-8 promulgated by the SEC under the Securities Act of 1933.

     "DATE OF GRANT" means the date an Option is first granted.

     "DIRECTOR" means a member of the Board of Directors.

     "EFFECTIVE DATE" means the date this Plan is first adopted by the Board of Directors.

     "EMPLOYEE" means any common law employee of an Employer.

     "EMPLOYER" means the Company or any Parent or Subsidiary of the Company which employs a given Employee or has engaged a given Consultant.

     "EXCHANGE  ACT"  means  the  Securities   Exchange  Act  of  1934  and  the
regulations thereunder, as now in effect or hereafter amended.

     "EXERCISE  PRICE"  means,  with  respect  to  an  Option,   the  amount  of
consideration that must be delivered to the Company in order to purchase a single Share thereunder.

     "FAIR MARKET VALUE OF A SHARE" means the amount determined to be the fair market value of a single Share by the Committee based upon the trading price of the Shares, their offering price in public and private offerings by the Company and such other factors as it deems relevant. In the absence of such a determination, the Fair Market Value of a Share shall be deemed to be (a) if the Shares are listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the per Share closing price regular way on the principal national securities exchange or the NASDAQ - National Market System on which the Shares are listed or admitted to trading on the day prior to the date of determination or, if no closing price can be determined for the date of determination, the most recent date for which such price can reasonably be ascertained, or (b) if the Shares are not listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the mean between the representative bid and asked per Share prices in the over-the-counter market at the closing of the day prior to the date of determination or the most recent such bid and asked prices then available, as reported by NASDAQ or if the Shares are not then quoted by NASDAQ as furnished by any market maker selected from time to time by the Company for that purpose.

     "GRANTEE" means any Participant to whom an Option has been granted.

     "HOLDER" means any Grantee who holds a valid Option and any heir or legal representative to whom such Grantee's Option has been transferred by will or the laws of descent and distribution.

     "INCENTIVE STOCK OPTION" or "ISO" means a Stock Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

     "MEETING DATE" means the date of each annual meeting of the stockholders of the Company at which Directors are elected.

     "NONQUALIFIED OPTION" means a Stock Option other than an Incentive Stock Option.

     "OFFICER" means an officer of the Company as defined in 17 C.F.R.ss. 240.16a-1(f) as now in effect or hereafter amended.

     "OPTION" or "STOCK OPTION" means a right granted under Article 5, 6 or 7 of the Plan to a Grantee to purchase a stated number of Shares at a stated Exercise Price.

     "OPTION AGREEMENT" means an agreement evidencing an Option substantially in the form of Exhibit A, Exhibit B or Exhibit C attached hereto.

     "PARENT"  means a parent of a given  corporation as such term is defined in
Section 424(e) of the Code.

     "PARTICIPANT" means a person who is eligible to receive an Option under the Plan.

     "PLAN" means this Plan as it may be amended or restated from time to time.

     "RULE 16b-3" means Rule 16b-3 (17 C.F.R. ss.  240.16b-3)  promulgated under
Section 16(b) of the Exchange Act as now in effect or hereafter amended.

     "SEC" means the Securities and Exchange Commission.

     "SHARES" means shares of Common Stock.

     "SUBSIDIARY" means a subsidiary of a given corporation as such term is defined in Section 424(f) of the Code.

     "TAX OFFSET PAYMENT" means a payment in cash which may be authorized by the Committee to be paid to a Grantee of a Nonqualified Option in an amount determined by the following formula:

                            1-[A + (1-A) + B]
                            -----------------     -    C = D
                                   C

where "A" is the maximum federal marginal income tax rate imposed on individuals, "B" is the maximum marginal income tax rate imposed on individuals by the State in which the Grantee is domiciled, "C" is the difference between the Exercise Price and the Fair Market Value of a Share at the time of exercise, times the number of Shares subject to such exercise, and "D" is the amount of the Tax Offset Payment. If at the time of exercise of a Nonqualified Option with respect to which a Tax Offset Payment has been authorized, in the reasonable opinion of the chief financial officer of the Company, (a) the Company may offset from income an amount equal to the full amount of the Tax Offset Payment, the Tax Offset Payment shall be paid at such time by first paying any withholding taxes due with respect to the exercise and grant of the Tax Offset Payment, and then by paying to the Grantee the balance, or (b) the Company may not offset from income an amount equal to the full amount of the Tax Offset Payment, only that portion of the Tax Offset Payment, if any, equal to the amount of the tax benefit available to the Company or its stockholders (the "Partial Tax Offset Payment") shall be paid at such time by first paying any withholding taxes due with respect to the exercise and grant of the Tax Offset Payment, and then by paying to the Grantee the balance, if any, of the Partial Tax Offset Payment. The balance of the Tax Offset Payment shall be paid to such Grantee as and when the Company may utilize the tax benefit resulting therefrom.

     "TEN PERCENT STOCKHOLDER" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Ownership shall, for the purposes of the previous sentence, be determined under the rules set forth in
Section 424 of the Code.

     "TERMINATION WITHOUT CAUSE" means a termination by an Employer of the employment or consulting relationship of a Grantee with the Employer that is not for cause and is not occasioned by the resignation, death or disability of the Grantee.

     Section 1.2. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

     Section 1.3.  EFFECT OF  DEFINITIONS.  The definitions set forth in Section
1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

ARTICLE 2. ADMINISTRATION.

     Section 2.1. COMMITTEE. The Plan shall be administered by a committee of the Board of Directors consisting of two or more Directors, each of whom is a "Non-Employee Director" as described in paragraph (b)(3) of Rule 16b-3 and is an "outside director" as described in Code Section 162(m) and the regulations thereunder. Unless the Board of Directors designates another of its committees to administer the Plan, the Plan shall be administered by (a) a committee consisting of those members of the Compensation Committee of the Board of Directors who are disinterested persons and are outside directors, but, if the Compensation Committee is abolished or its membership does not contain two persons who comply with the requirements of the first sentence of this Section 2.1, the Board of Directors shall either reconstitute the Compensation Committee in compliance with, or create another Committee that complies with, the requirements of the first sentence of this Section 2.1 to administer the Plan or
(b) the Board of Directors.

     Section 2.2. AUTHORITY. Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to (a) determine the Participants, grant Options, determine whether Tax Offset Payments should be authorized and, if authorized, the percentage of such Tax Offset Payment, and determine the timing, pricing and amount of the Options; (b) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (c) make all other determinations necessary or advisable for administering the Plan including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; and (d) review and resolve all claims of Employees, Consultants, Directors, Grantees, Holders and Participants. The actions and determinations of the Committee on matters related to the Plan shall be conclusive and binding upon the Company and all Employees, Consultants, Directors, Grantees, Holders and Participants.

ARTICLE 3. SHARES.

     Section 3.1. NUMBER. The aggregate number of Shares in respect of which Options may be granted under the Plan shall not exceed 1,500,000, which number
                                                        ----------
of Shares is hereby reserved for issuance under the Plan out of the authorized but unissued Shares.

     Section 3.2. CANCELLATIONS. If any portion of an Option is canceled, terminates or expires for any reason without having been exercised, the Shares related to such unexercised portion, shall be available again for the purposes of the Plan.

     Section 3.3. ANTI-DILUTION.

          (a) If the Shares are split or if a dividend of Shares is paid on the Shares, the number of Shares on which each then outstanding Option is based and the number of Shares as to which Options may be granted under this Plan shall be increased automatically by the ratio between the number of Shares outstanding immediately after such event and the number of Shares outstanding immediately before such event (ignoring for this purpose any provision for the repurchase or cash payment of fractional shares) and the Exercise Price thereof shall be decreased automatically by the same ratio. If the Shares are combined into a lesser number of Shares, the number of Shares for which each then outstanding Option is based and the number of Shares as to which Options may be granted under the Plan shall be decreased automatically by such ratio and the Exercise Price thereof shall be increased automatically by such ratio.

          (b) If any other change occurs in the Shares, through recapitalization, merger, consolidation or exchange of shares or otherwise, there shall automatically be substituted for each Share subject to an unexercised Option and each Share available for additional grants of Options, the number and kind of shares or other securities or property into which each outstanding Share was changed, and the Exercise Price shall be increased or decreased proportionally so that the aggregate Exercise Price for the securities subject to each Option shall remain the same as immediately before such event. In addition, the Committee may make such further equitable adjustments in the Plan and the then outstanding Options as are deemed necessary and appropriate by the Committee including, but not limited to, changing the number of Shares reserved under the Plan or covered by outstanding Options, the Exercise Price of outstanding Options and the vesting conditions of outstanding Options.

     Section 3.4. SOURCE. Except as otherwise determined by the Board of Directors, the Shares issued under the Plan shall be drawn from the Company's authorized but unissued Shares. However, Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, as well as by issuing authorized but unissued Shares. The proceeds of the exercise of any Option shall be general corporate funds of the Company. No Shares may be sold under any Option Agreement for less than the par value thereof. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

     Section 3.5. RIGHTS OF A STOCKHOLDER. No Holder nor any person claiming under or through any Holder shall have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Option except as to such Shares, if any, for which certificates representing such Shares have been issued to such Holder upon the due exercise of an Option.

     Section 3.6. SECURITIES LAWS. No Option shall be exercised nor shall any Shares or other securities be issued or transferred pursuant to an Option unless and until all applicable requirements imposed by federal and state securities laws and by any stock exchanges upon which the Shares may be listed, have been fully complied with. As a condition precedent to the exercise of an Option or the issuance of Shares pursuant to the grant or exercise of an Option, the Company may require the Holder to take any reasonable action to meet such requirements including providing undertakings as to the investment intent of the Holder, accepting transfer restrictions on the Shares issuable thereunder and providing opinions of counsel, in form and substance acceptable to the Company, as to the availability of exemptions from such requirements.

ARTICLE 4. ELIGIBILITY.

     Section 4.1. ARTICLE 5. Only Employees shall be eligible to receive Options under Article 5 below.

     Section 4.2. ARTICLE 6. Only Consultants shall be eligible to receive Options under Article 6 below.

     Section 4.3. ARTICLE 7. Only Directors shall be eligible to receive Options under Article 7 below.

ARTICLE 5. EMPLOYEES' STOCK OPTIONS.

     Section 5.1. DETERMINATIONS. The Committee shall determine which Participants shall be granted Options, which Participants will be granted Tax Offset Payments and the percentage of Tax Offset Payments, the manner of payment, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical).

     Section 5.2. EXERCISE PRICE. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

     Section 5.3. TERM. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the
Committee:

          (a) each Option shall vest and first become exercisable (subject to the rule set forth in Section 5.4(c) below) as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been an Employee continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable and further provided that no portion of an Option shall vest and become exercisable after the employment of the Grantee by his Employer has terminated, regardless of the reason for such termination.

          (b) any portion of an Option that has vested and become exercisable shall lapse and cease to be exercisable upon the earliest of:

               (i) the expiration of ten years from the Date of Grant,

               (ii) subject to the rule set forth in Section 5.4(d) below, nine months after the Grantee ceases to be an Employee because of death or disability,

               (iii) three months after the termination without cause of the Grantee's employment with all Employers, or

               (iv) immediately upon termination of the Grantee's employment with all Employers by the applicable Employers for cause or by the Grantee's resignation.

Where both an Incentive Stock Option and a Nonqualified Option are granted, the number of Shares which become exercisable under clause (a) of the previous sentence at any time shall be calculated on the basis of the total of the Shares subject to both Options and the Options shall become exercisable as to that number of Shares first under the Incentive Stock Option and then under the Nonqualified Option, unless the rule set forth in Section 5.4(c) below would defer the exercisability of such Incentive Stock Option, in which case such Nonqualified Options shall become exercisable first.

     Section 5.4. INCENTIVE STOCK OPTIONS.

          (a) The Committee shall determine whether any Option is an Incentive Stock Option or a Nonqualified Option at the time that it is granted and, if no express determination is made by the Committee, all Options shall be Nonqualified Options.

          (b) If the Committee grants Incentive Stock Options, they shall be on such terms and conditions as may be necessary to render them "incentive stock options" pursuant to Section 422 of the Code.

          (c) The aggregate Fair Market Value of the Shares, determined as of the time the Option is granted, which first become exercisable under all Incentive Stock Options granted to any one Grantee under this Plan or any other plan of the Company or any Parent or Subsidiary of the Company, shall not exceed $100,000 during any calendar year and, if the foregoing limit would be exceeded in any given calendar year by the terms of any Incentive Stock Option granted hereunder, the exercisability of such portion of such Option as would exceed such limit shall be deferred to the first day of the next calendar year and, if such excess involves more than one Option, the exercisability of the most recently granted Option shall be deferred first.

          (d) If the employment of a Grantee, who holds an ISO, with any Employer is terminated because of a "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of the ISO may be exercised only within six months after the date on which employment was terminated, and only to the extent that such Grantee could have otherwise exercised such ISO as of the date of termination. If a Grantee, who holds an ISO, dies while employed by an Employer (or within six months after termination of employment by reason of a disability or within 30 days after termination of employment without cause), the unexercised portion of the ISO at the time of death may be exercised only within six months after the date of death, and only to the extent that the Grantee could have otherwise exercised such ISO at the time of death. In such event, such ISO may be exercised by the executor or administrator of the Grantee's estate or by any Holder.

          (e) No Ten Percent Stockholder shall be granted an Incentive Stock Option unless, at the time such Incentive Stock Option is granted, the Exercise Price thereof is at least 110% of the Fair Market Value of a Share on the Date of Grant and the Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the Date of Grant.

          (f) If a Holder exercises an Incentive Stock Option and disposes of any of the Shares received by such Holder as a result of such exercise within two years from the Date of Grant or within one year after the issuance of such Shares to such Holder upon such exercise, such Holder shall notify the Company of such disposition and the consideration received as a result thereof and pay or provide for the withholding taxes on such disposition as required by Section
8.3 below.

          (g) An Option that is designated as a Nonqualified Option under this Plan shall not be treated as an "incentive stock option" as such term is defined in Section 422(b) of the Code.

     Section 5.5. EXERCISE.

          (a) An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has vested and become exercisable and before it has lapsed and ceased to be exercisable.

          (b) An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder.

          (c) The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash.

          (d) If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (i) delivery of a certified or cashier's check payable to the order of the Company in such amount, (ii) wire transfer of immediately available funds to a bank account designated by the Company or (iii) reduction of a debt of the Company to the Holder.

          (e) If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above.

          (f) Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 5.6. OPTION AGREEMENT. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

     Section 5.7. NEW HIRES. A person to whom the Company is offering employment may be granted a Nonqualified Option under this Article 5, but any such grant shall lapse if the person does not subsequently become an Employee pursuant to such offer.

ARTICLE 6. CONSULTANTS' STOCK OPTIONS.

     Section 6.1. DETERMINATIONS. The Committee shall determine which Participants shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical).

     Section 6.2. EXERCISE PRICE. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

     Section 6.3. TERM. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the
Committee:

          (a) each Option shall vest and first become exercisable as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been a Consultant continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable and further provided that no portion of an Option shall vest and become exercisable after the termination of the Grantee's consulting relation with his Employer, regardless of the reason for such termination.

          (b) any portion of an Option that has vested and become exercisable shall lapse and cease to be exercisable upon the earliest of:

               (i) the expiration of ten years from the Date of Grant,

               (ii) nine months after the Grantee ceases to be a Consultant because of death or disability, or

               (iii) three months after the termination without cause of the Grantee's consulting relation with the Employer, or

               (iv) immediately upon termination of the Grantee's consulting relation with the Employer for cause or by the Grantee's resignation.

     Section 6.4. NOT INCENTIVE STOCK OPTIONS. An Option under this Article 6 shall not be treated as an Incentive Stock Option.

     Section 6.5. EXERCISE.

          (a) An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has vested and become exercisable and before it has lapsed and ceased to be exercisable.

          (b) An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder.

          (c) The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash.

          (d) If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (i) delivery of a certified or cashier's check payable to the order of the Company in such amount, (ii) wire transfer of immediately available funds to a bank account designated by the Company or (iii) reduction of a debt of the Company to the Holder.

          (e) If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above.

          (f) Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 6.6. OPTION AGREEMENT. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

ARTICLE 7. DIRECTORS' OPTIONS.

     Section 7.1. GRANT. On each Meeting Date, an Option shall be automatically granted to each Director who is eligible to receive Options under Section 4.3 above and who attended at least seventy five per cent (75%) of the total number of meetings of the Board of Directors (and committees thereof of which he is a member) during the most recently ended fiscal year of the Company. The number of Shares subject to each Option granted under this Section 7.1 shall be determined by a resolution adopted by the [{Committee}{Board of Directors}] on or before a Meeting Date, uniformly applying to all eligible Directors, which establishes, increases or decreases the number of Shares subject to such Option Any such resolution shall continue in force for the next Meeting Date, unless it is amended or repealed, the Meeting Date is more than ten years after the Effective Date or there are not a sufficient number of Shares remaining available under
Section 3.1 above. This Section 7.1 shall not be operative until such time as such a resolution is adopted.

     Section 7.2. EXERCISE PRICE. The Exercise Price of an Option shall be equal to the Fair Market Value of a Share on the Date of Grant.

     Section 7.3. TERM.

          (a) Each Option shall vest and first become exercisable as to 25% of the Shares originally subject to the Option on each Meeting Date which is held more than six months after the Date of Grant if the Grantee is a Director at the time of the adjournment of the meeting of stockholders held on such Meeting Date and further provided that no portion of an Option shall vest and become exercisable after the Grantee has ceased to be a Director, regardless of the reason for such cessation.

          (b) any portion of an Option that has vested and become exercisable shall lapse and cease to be exercisable upon the earliest of:

               (i) the expiration of ten years from the Date of Grant,

               (ii) nine months after the Grantee ceases to be a Director because of his death or disability,

               (iii) immediately upon resignation by the Grantee as a Director, or

               (iv) three months after the Grantee ceases to be a Director for any reason other than his death, disability or resignation.

     Section 7.4. NOT INCENTIVE STOCK OPTIONS. An Option under this Article 7 shall not be treated as an Incentive Stock Option.

     Section 7.5. EXERCISE.

          (a) An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has vested and become exercisable and before it has lapsed and ceased to be exercisable.

          (b) An Option may be exercised as to less than all of the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder.

          (c) The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash.

          (d) If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (i) delivery of a certified or cashier's check payable to the order of the Company in such amount, (ii) wire transfer of immediately available funds to a bank account designated by the Company or (iii) reduction of a debt of the Company to the Holder.

          (e) If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above.

          (f) Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 7.6. OPTION AGREEMENT. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

ARTICLE 8. PROVISIONS APPLICABLE TO ALL TYPES OF OPTIONS.

     Section 8.1. MAXIMUM SHARES. Notwithstanding any other provision of this Plan, the maximum number of Shares with respect to which Options may be granted during any fiscal year of the Company to any Employee shall be 250,000 Shares.

     Section 8.2. CORPORATE MERGERS AND ACQUISITIONS. The Committee may grant Options having terms and conditions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another business entity and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity that is not a Subsidiary of the Company prior to such acquisition, with or by the Company or its Subsidiaries.

     Section 8.3. WITHHOLDING. The Company shall have the right to withhold from any payments due under any Option or due to any Holder from the Company as compensation or otherwise the amounts of any federal, state or local withholding taxes not paid by the Holder at the time of the exercise or vesting of any Option or upon a disposition of Shares received upon the exercise of an Incentive Stock Option. If cash payments sufficient to allow for withholding of taxes are not made at the time of exercise or vesting of an Option, the Holder exercising such Option shall pay to the Company an amount equal to the withholding required to be made less the withholding otherwise made in cash or, if allowed by the Committee in its discretion and pursuant to rules adopted by the Committee consistent with Section 5.5 above, Shares previously owned by the Holder. The Company may make such other provisions as it deems appropriate to withhold any taxes the Company determines are required to be withheld in connection with the exercise of any Option or upon a disqualifying disposition of Shares received upon the exercise of an Incentive Stock Option, including, but not limited to, the withholding of Shares from an Option upon such terms and conditions as the Committee may provide. The Company may require the Holder to satisfy any relevant withholding requirements before issuing Shares or delivering any Option to the Holder.

     Section 8.4. DISABILITY. If a Grantee who is an Employee or a Consultant is absent from work because of a physical or mental disability, for purposes of the Plan such Grantee will not be considered to have ended his employment or consulting relationship with the Company while such Grantee has that disability, unless he resigns or terminates such relationship or the Committee decides otherwise. If a Grantee who is a Director is absent from meetings of the Board of Directors because of a physical or mental disability, for purposes of the Plan such Grantee will not be considered to have ended his service with the Board of Directors while such Grantee has that disability, unless he resigns or is not re-elected by the stockholders.

     Section 8.5. MERGER OF THE COMPANY. If the Company merges or consolidates with or sells substantially all of its assets to a person that was not one of its affiliates before such transaction, or any such unaffiliated person or corporation has publicly announced a tender offer to purchase more than 20% of the outstanding voting securities of the Company, all Options shall immediately vest and may thereafter, but not beyond the ten year period referred to in Sections 5.3, 6.3, and 7.3 above and the five year period referred to in Section 5.4(e) above, be exercised in whole or in part If such transaction is not timely completed, any exercise or vesting of any Option shall be unwound.

     Section 8.6. SURRENDER AND EXCHANGE. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Holder of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Holder. Subject to the provisions of the Plan, such new Option shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Option surrendered shall be canceled and the Shares previously subject to it shall be available for the grant of other Options.

     Section 8.7. ACCELERATION. Notwithstanding anything else in the Plan, the Committee may, in its sole discretion, at any time or from time to time, accelerate the time at which any Options mature or vest or waive any provisions of the Plan relating to the manner of payment or procedures for the exercise or maturity of any Option. Any such acceleration may be made effective (a) with respect to one or more or all Holders, (b) with respect to some or all of the Shares subject to or forming the basis for any Option to any Holder or (c) for a period of time ending at or before the expiration date of any Option.

     Section 8.8. ACTIONS BY COMMITTEE AFTER GRANT. The Committee shall have, subject to the written consent of the Holder where the action impairs or adversely alters the rights of the Holder, the right, at any time and from time to time after the Date of Grant of any Option, to modify the terms of any Option.

ARTICLE 9. GENERAL PROVISIONS.

     Section 9.1. NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be employed by or provide services to the Company or affect the right of the Company to terminate the employment of any Grantee or its other relationship with any Grantee. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be a Director of the Company or affect the right of the stockholders to terminate the directorship of any Grantee.

     Section 9.2. LIMITED LIABILITY. The liability of the Company under this Plan or in connection with any exercise of any Option is limited to the obligations expressly set forth in the Plan and in the grant of any Option, and no term or provision of this Plan nor of any Option shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Option.

     Section 9.3. ASSUMPTION OF OPTIONS. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more other entities as a result of which the Company is not the surviving entity, or upon a sale of substantially all the assets of the Company to another entity, any Options outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing entity, with appropriate adjustments as to the number and kind of shares and price.

     Section 9.4. NO TRANSFER. No Option or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Option may be exercised during the life of the Grantee to whom it was granted except by such Grantee.

     Section 9.5. EXPENSES. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Option shall be borne by the Company.

     Section 9.6. NOTICES. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given only if personally delivered or if sent by first class mail addressed (a) if to a Holder, at his residence address set forth in the records of the Company or (b) if to the Company, to its President at its principal executive office.

     Section 9.7. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Holders any rights or remedies under this Plan.

     Section 9.8. SATURDAYS, SUNDAYS AND HOLIDAYS. Where this Plan authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; PROVIDED, HOWEVER, that this Section 9.8 shall not be construed to extend the ten year period referred to in Sections 5.3, 6.3, and
7.3 above or the five year period referred to in Section 5.4(e) above.

     Section 9.9. RULES OF CONSTRUCTION. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter and, when the sense so indicates, words of the neuter gender may refer to any gender.

     Section 9.10. GOVERNING LAW. The validity, terms, performance and enforcement of this Plan shall be governed by laws of the State of Delaware that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Delaware.

     Section 9.11. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of the stockholders of the Company. Options may be granted by the Committee before such approval, but all Options so granted shall be conditioned on such approval and shall be void if such approval is not given within 12 months after the Effective Date.

     Section 9.12. AMENDMENT AND TERMINATION. No Option shall be granted under the Plan more than ten years after the Effective Date. The Board of Directors may at any time terminate the Plan or make such amendment of the Plan as it may deem advisable; PROVIDED, HOWEVER, that no amendment shall be effective without the approval of the stockholders of the Company by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of stockholders duly held, if it were to:

          (a) authorize the grant of Options that may be exercised more than ten years after the Date of Grant or that have an Exercise Price which is less than the Fair Market Value of a Share on the Date of Grant; or

          (b) materially increase the number of Shares which may be issued under the Plan;

and, FURTHER, PROVIDED, HOWEVER, that no amendment or termination of the Plan shall be effective to materially impair the rights of a Holder under any Option granted before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Holder. No termination or amendment of this Plan or any Option nor waiver of any right or requirement under this Plan or any Option shall be binding on the Company unless it is in a writing duly entered into its records and executed by a duly authorized Officer.

                                                                       EXHIBIT A
                                                     EMPLOYEES' OPTION AGREEMENT


                              ROYAL PRECISION, INC.
                          15170 N. HAYDEN ROAD, SUITE 1
                              SCOTTSDALE, AZ 85260


                                (Date of Grant)


(Name of Grantee)
(Street)
(City, State, Zip)


     Congratulations. You have been granted a Stock Option under the Company's Stock Option Plan dated October 5, 1997 (the "PLAN") on the following terms:

1. NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is: (Number)

2.   EXERCISE PRICE. The Exercise Price to purchase Shares under this Option is:
     $(Price) per Share.

3. VESTING. [25%] of the Shares originally subject to this Option will vest and become exercisable on the first [four] anniversaries of the date of this Agreement if you have been an Employee of the Company continuously from the date of this Agreement through the date when such portion of the Option vests[ subject to the special rule referred to in paragraph 5 below]. No portion of this Option shall vest and become exercisable after your employment with your Employer has terminated, regardless of the reason for such termination.

4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

     (i)   the expiration of 10 years from the date of this Agreement,

     (ii) nine [six] months after you cease to be an Employee because of your death or disability,

     (iii) three months after a termination without cause of your employment with your Employer, or

     (iv) immediately upon termination of your employment with your Employer by such Employer for cause or by your resignation.

5. TAXATION. This Option is [an Incentive Stock Option][a Nonqualified Option]. [Because this Option is an Incentive Stock Option vesting of a portion of this Option or of other Incentive Stock Options held by you may be deferred under a special rule set forth in Section 5.4 (c) of the Plan. If you exercise this Option and dispose of any of the Shares received by you as a result of such exercise within two years from the date above or within one year after the issuance of such Shares to you upon such exercise, you must notify the Company of such disposition and the amount received as a result thereof and pay or provide for the withholding taxes on such disposition.] [You will have taxable income upon the exercise of this Option. At that time, you must pay to the Company an amount equal to the required federal, state, and local tax withholding less any withholding otherwise made from your salary or bonus. You must satisfy any relevant withholding requirements before the Company issues Shares to you.]

6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder. [You have been granted a ____% Tax Offset Payment.]

7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

8. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be employed by or provide services to the Company or affects the right of the Company to terminate your employment or other relationship with you.

9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 5 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.

     Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                   ROYAL PRECISION, INC.


                                   By: _________________________________________
                                              (Name of Officer), (Title)

Accepted and Agreed to as of
the date first set forth above:


--------------------------------------------
             (Name of Grantee)

                              OPTION EXERCISE FORM

     The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated (Date of Grant) under the Company's Stock Option Plan dated October 5, 1997. The undersigned hereby represents and warrants to the Company that he is not exercising such rights or planning to transfer such shares while in the possession of material inside information relating to the Company.




Date:  _____________________            ________________________________________
                                                    (Name of Holder)


______________________________________________________________
Sign and complete this Option Exercise Form and deliver it to:


                              ROYAL PRECISION, INC.
                                Attn.: Treasurer
                          15170 N. Hayden Road, Suite 1
                              Scottsdale, AZ 85260

together with the Exercise Price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.

                                                                       EXHIBIT B
                                                   CONSULTANTS' OPTION AGREEMENT


                              ROYAL PRECISION, INC.
                          15170 N. HAYDEN ROAD, SUITE 1
                              SCOTTSDALE, AZ 85260


                                (Date of Grant)


(Name of Grantee)
(Street)
(City, State, Zip)


     Congratulations. You have been granted a Stock Option under the Company's Stock Option Plan dated October 5, 1997 (the "PLAN") on the following terms:

1. NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is: (Number)

2.   EXERCISE PRICE. The exercise price to purchase Shares under this Option is:
     $(Price) per Share.

3. VESTING. [25%] of the Shares originally subject to this Option will vest and become exercisable on the first [four] anniversaries of the date of this Agreement if you have been a Consultant to the Company continuously from the date of this Agreement through the date when such portion of the Option vests. No portion of this Option shall vest and become exercisable after the termination of the your consulting relation with your Employer, regardless of the reason for such termination.

4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

     (i)   the expiration of 10 years from the date of this Agreement,

     (ii) nine months after you cease to be a Consultant because of your death or disability,

     (iii) three months after a termination without cause of your consulting relationship with your Employer; or

     (iv) immediately upon termination of your consulting relationship with your Employer for cause or by your resignation.

5. TAXATION. This Option is a Nonqualified Option. You will have taxable income upon the exercise of this Option. At that time, you must pay to the Company an amount equal to the required federal, state, and local tax withholding less any withholding otherwise made from compensation payable to you. You must satisfy any relevant withholding requirements before the Company issues Shares to you.

6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the

     Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder.

7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

8. NOT A CONSULTING AGREEMENT. This Agreement is not a consulting agreement and nothing contained herein gives you any right to continue to provide services to the Company or affect the right of the Company to terminate the consulting relationship with you.

9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 6 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.

     Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                      ROYAL PRECISION, INC.


                                      By: ______________________________________
                                                 (Name of Officer), (Title)


Accepted and Agreed to as of the date first set forth above:


- ------------------------------------------------------------
                   (Name of Grantee)

                              OPTION EXERCISE FORM

     The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated (Date of Grant) under the Company's Stock Option Plan dated October 5, 1997.





Date: __________________________        ________________________________________
                                                    (Name of Holder)


--------------------------------------------------------------
Sign and complete this Option Exercise Form and deliver it to:


                              ROYAL PRECISION, INC.
                                Attn.: Treasurer
                          15170 N. Hayden Road, Suite 1
                              Scottsdale, AZ 85260

together with the Exercise Price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.

                                                                       EXHIBIT C
                                                     DIRECTORS' OPTION AGREEMENT


                              ROYAL PRECISION, INC.
                          15170 N. HAYDEN ROAD, SUITE 1
                              SCOTTSDALE, AZ 85260


                                (Date of Grant)


(Name of Grantee)
(Street)
(City, State, Zip)


     Congratulations. You have been granted a Stock Option under the Company's Stock Option Plan dated October 5, 1997 (the "PLAN") on the following terms:

1. NUMBER OF SHARES. The number of Shares of Common Stock of the Company that you may purchase under this Option is:(Number)

2.   EXERCISE PRICE. The exercise price to purchase Shares under this Option is:
     $(Price) per Share.

3. VESTING. [25%] of the Shares originally subject to this Option will vest and become exercisable on each Meeting Date which occurs more than six months after the date of this Agreement if you are a Director at the time of the adjournment of the meeting of stockholders held on such Meeting Date.

4. LAPSE. This Option will lapse and cease to be exercisable upon the earliest of:

     (i)  the expiration of 10 years from the date of this Agreement,

     (ii) nine months after you cease to be a Director because of your death or Disability,

     (iii) immediately upon your resignation as a Director, or

     (iv) three months after you cease to be a Director for any reason other than your death, disability or resignation.

5. TAXATION. This Option is a Nonqualified Option. You will have taxable income upon the exercise of this Option.

6. EXERCISE. This Option may be exercised by the delivery of this Agreement, with the notice of exercise attached hereto properly completed and signed by you, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. The Exercise Price must be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you. This Option may be exercised as to less than all of the Shares purchasable hereunder, but not for a fractional share, nor may it be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available hereunder.

7. NO TRANSFER. This Option may not be sold, pledged nor otherwise transferred other than by will or the laws of descent and distribution; and it may be exercised during your lifetime only by you. This Agreement is neither a negotiable instrument nor a security (as such term is defined in Article 8 of the Uniform Commercial Code).

8. NOT AN EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement and nothing contained herein gives you any right to continue to be a Director of the Company or affect the right of the stockholders to terminate your directorship.

9. PLAN CONTROLS. This Agreement is an Option Agreement (as such term is defined in the Plan) under Article 7 of the Plan. The terms of this Agreement are subject to, and controlled by, the terms of the Plan, as it is now in effect or may be amended from time to time hereafter, which are incorporated herein as if they were set forth in full. Any words or phrases defined in the Plan have the same meanings in this Agreement. The Company will provide you with a copy of the Plan promptly upon your written or oral request made to its Treasurer.

10. MISCELLANEOUS. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and it supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter. This Agreement may not be amended or terminated except by a writing signed by the party against whom any such amendment or termination is sought. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. This Agreement shall be governed by the laws of the State of Delaware.

     Please acknowledge your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it promptly to the Company.

                                      ROYAL PRECISION, INC.


                                      By: ______________________________________
                                                 (Name of Officer), (Title)

Accepted and Agreed to as of the date first set forth above:


-------------------------------------------
             (Name of Grantee)

                              OPTION EXERCISE FORM

     The undersigned hereby exercises the right to purchase ________________ shares of Common Stock of the Company pursuant to the Option Agreement dated (Date of Grant) under the Company's Stock Option Plan, dated October 5, 1997.




Date: _____________________             ________________________________________
                                                     (Name of Holder)


--------------------------------------------------------------
Sign and complete this Option Exercise Form and deliver it to:

                              ROYAL PRECISION, INC.
                                Attn.: Treasurer
                          15170 N. Hayden Road, Suite 1
                              Scottsdale, AZ 85260

together with the Exercise Price in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to you.